Capital Group Dividend Growers ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 97.16% Industrials 19.33%	Shares	Value (000)
RTX Corp.	293,132	$38,984
Broadridge Financial Solutions, Inc.	127,559	30,770
UL Solutions, Inc., Class A	501,307	26,664
Airbus SE, non-registered shares	146,791	25,232
Carrier Global Corp.	347,586	22,524
FedEx Corp.	79,056	20,784
Paychex, Inc.	120,017	18,203
BAE Systems PLC	1,024,182	18,120
RELX PLC	374,192	17,971
Ryanair Holdings PLC (ADR)	354,552	17,206
Mitsubishi Corp.	920,800	15,271
Hitachi, Ltd.	592,600	14,762
Northrop Grumman Corp.	31,897	14,728
Canadian National Railway Co. (CAD denominated)	132,759	13,460
Trinity Industries, Inc.	418,871	13,023
ITOCHU Corp.	245,900	10,894
Norfolk Southern Corp.	43,251	10,629
		329,225
Financials 16.31%
Intact Financial Corp.	166,090	32,724
Morgan Stanley	237,631	31,631
Banca Generali SpA	533,235	27,685
DBS Group Holdings, Ltd.	807,670	27,431
London Stock Exchange Group PLC	166,364	24,788
JPMorgan Chase & Co.	67,281	17,806
Truist Financial Corp.	383,886	17,793
Webster Financial Corp.	281,102	15,832
AIA Group, Ltd.	2,004,400	15,309
East West Bancorp, Inc.	151,248	14,282
CME Group, Inc., Class A	52,002	13,197
First American Financial Corp.	190,821	12,535
KB Financial Group, Inc. (ADR)	225,489	12,249
Hong Kong Exchanges and Clearing, Ltd.	177,800	8,002
PICC Property and Casualty Co., Ltd., Class H	4,034,000	6,598
		277,862
Information technology 13.86%
Broadcom, Inc.	299,915	59,812
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	315,843	57,019
SAP SE	140,293	38,610
Accenture PLC, Class A	52,568	18,320
Tokyo Electron, Ltd.	103,100	15,153
KLA Corp.	19,180	13,595
Fujitsu, Ltd.	685,100	13,103
Capital Group Dividend Growers ETF — Page 1 of 5

unaudited
Common stocks (continued) Information technology (continued)	Shares	Value (000)
Texas Instruments, Inc.	64,252	$12,593
MediaTek, Inc.	172,000	7,851
		236,056
Consumer staples 10.68%
Philip Morris International, Inc.	331,559	51,484
Imperial Brands PLC	693,773	24,392
Carlsberg A/S, Class B	183,450	23,001
Danone SA	290,888	20,779
Mondelez International, Inc., Class A	287,072	18,438
British American Tobacco PLC	440,256	17,096
Nestlé SA	151,619	14,629
Anheuser-Busch InBev SA/NV	201,674	12,059
		181,878
Health care 9.45%
Eli Lilly and Co.	27,579	25,390
Abbott Laboratories	179,838	24,819
UnitedHealth Group, Inc.	48,654	23,109
Bristol-Myers Squibb Co.	297,290	17,724
Amgen, Inc.	51,694	15,925
AstraZeneca PLC	98,769	14,869
AbbVie, Inc.	67,477	14,105
Merck & Co., Inc.	143,594	13,247
Novo Nordisk AS, Class B	130,349	11,685
		160,873
Consumer discretionary 7.51%
Industria de Diseño Textil, SA	461,267	24,882
Starbucks Corp.	174,855	20,250
YUM! Brands, Inc.	96,687	15,119
LVMH Moët Hennessy-Louis Vuitton SE	20,384	14,694
Amadeus IT Group SA, Class A, non-registered shares	173,206	13,066
Evolution AB	146,730	11,216
Bridgestone Corp.	270,600	10,494
Galaxy Entertainment Group, Ltd.	2,261,000	9,274
Tractor Supply Co.	162,516	8,995
		127,990
Utilities 6.08%
CenterPoint Energy, Inc.	1,150,534	39,555
Engie SA	1,535,836	27,467
Iberdrola, SA, non-registered shares	1,677,227	24,271
Sempra	170,501	12,203
		103,496
Real estate 5.95%
VICI Properties, Inc. REIT	1,216,260	39,516
Welltower, Inc. REIT	196,834	30,216
Rexford Industrial Realty, Inc. REIT	294,495	12,169
Link REIT	2,476,400	11,224
Longfor Group Holdings, Ltd.	6,028,000	8,263
		101,388
Capital Group Dividend Growers ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy 4.00%	Shares	Value (000)
TotalEnergies SE	416,845	$24,985
BP PLC	3,639,598	20,023
TC Energy Corp.	281,374	12,593
ConocoPhillips	105,318	10,442
		68,043
Communication services 3.06%
Koninklijke KPN NV	5,857,317	22,360
T-Mobile US, Inc.	77,797	20,981
América Móvil, SAB de CV, Class B (ADR)	617,493	8,787
		52,128
Materials 0.93%
Vale SA (ADR), ordinary nominative shares	878,588	8,285
Dow, Inc.	200,165	7,628
		15,913
Total common stocks (cost: $1,519,038,000)		1,654,852
Short-term securities 2.48% Money market investments 2.48%
Capital Group Central Cash Fund 4.37%[1,2]	422,597	42,268
Total short-term securities (cost: $42,255,000)		42,268
Total investment securities 99.64% (cost: $1,561,293,000)		1,697,120
Other assets less liabilities 0.36%		6,165
Net assets 100.00%		$1,703,285
Investments in affiliates2

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 2.48%
Money market investments 2.48%
Capital Group Central Cash Fund 4.37%[1]	$13,229	$242,640	$213,605	$(7)	$11	$42,268	$1,593

[1]	Rate represents the seven-day yield at 2/28/2025.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Capital Group Dividend Growers ETF — Page 3 of 5

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group Dividend Growers ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-310-0425
Capital Group Dividend Growers ETF — Page 5 of 5